UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 28, 1999

                            WIRELESS ONE, INC.
            (Exact Name of Registrant as Specified in Charter)

        Delaware                      0-26836               72-1300837
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
      of Incorporation)                                  Identification No.)


   2506 Lakeland Drive, Jackson, Mississippi              39208
   (Address of Principal Executive Offices)            (Zip Code)



        Registrant's telephone number, including area code:
                           (601) 936-1515


       1080 River Oaks Drive, Suite A150, Jackson, Mississippi
    (Former Name or Former Address, if Changed Since Last Report)

      INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.


     On August 5, 1999, Wireless One, Inc. (the "Company") filed a First Amended Plan of Reorganization with the United States Bankruptcy Court for the district of Delaware (the "Bankruptcy Court"). The First Amended Plan of Reorganization amended the initial Plan of Reorganization (the "Original Plan") filed with the Bankruptcy Court on or about March 15, 1999.

     On October 28, 1999, the Bankruptcy Court entered an order confirming the Amended Plan of Reorganization, as Modified (the "Amended Plan of Reorganization"). The Amended Plan of Reorganization is attached as Exhibit
99.1 hereto and is incorporated herein by reference. Effectiveness of the Amended Plan of Reorganization is subject to the satisfaction or waiver of conditions set forth in the Amended Plan of Reorganization.

     The following summary of the material features of the Amended Plan of Reorganization is qualified in its entirety by reference to the Amended Plan of
Reorganization.   Capitalized terms used but not defined in the following
summary have the meanings provided in the Amended Plan of Reorganization.

                               SUMMARY OF CLASSIFICATION AND TREATMENT
                                OF CLAIMS AND EQUITY INTERESTS UNDER
                                 THE AMENDED PLAN OF REORGANIZATION

                      Type of Claim or                                               Estimated
     Class             Equity Interest                     Treatment                 Recovery
    -------          -------------------                ------------------         ------------
      --       Administrative Expense          Allowed Administrative Expense          100%
               Claims                          Claims are to be paid in full, in
                                               Cash, or in accordance with the
                                               terms and conditions of
                                               transactions or agreements
                                               relating to obligations incurred
                                               in the ordinary course of
                                               business during the pendency of
                                               the Chapter 11 Case or assumed by
                                               the Debtor in Possession.

      --       Priority Tax Claims             Reorganized Wireless shall either       100%
                                               (i) pay to each holder of an
                                               Allowed Priority Tax Claim that
                                               is due and payable on or before
                                               the Effective Date Cash in an
                                               amount equal to such Allowed
                                               Priority Tax Claim or (ii)
                                               provide such Claims other
                                               treatment as may be permitted
                                               under section 1129(a)(9) of the
                                               Bankruptcy Code.  All Allowed
                                               Priority Tax Claims which are not
                                               due and payable on or before the
                                               Effective Date shall be paid in
                                               the ordinary course of business
                                               in accordance with the terms
                                               thereof or accorded such other
                                               treatment as may be permitted
                                               under section 1129(a)(9) of the
                                               Bankruptcy Code.


       1       Priority Non-Tax Claims         Unimpaired; each Allowed Priority       100%
               (to be paid in the ordinary     Non-Tax Claim shall be unimpaired
               course of business)             in accordance with section 1124
                                               of the Bankruptcy Code.  All
                                               Allowed Priority Non-Tax Claims
                                               which are not due and payable on
                                               or before the Effective Date
                                               shall be paid in the ordinary
                                               course of business in accordance
                                               with the terms thereof.

       2       Secured Claims                  Unimpaired; each Allowed Secured        100%
                                               Claim shall be unimpaired in
                                               accordance with section 1124 of
                                               the Bankruptcy Code.

       3       BTA Installment Note Claims     Unimpaired; the BTA Installment         100%
                                               Note Claims shall be unimpaired
                                               in accordance with section 1124
                                               of the Bankruptcy Code.

       4       Unsecured Claims                Unimpaired; each Allowed                100%
                                               Unsecured Claim shall be
                                               unimpaired in accordance with
                                               section 1124 of the Bankruptcy
                                               Code.  All Allowed Unsecured
                                               Claims which are not due and
                                               payable on or before the
                                               Effective Date shall be paid in
                                               the ordinary course of business
                                               in accordance with the terms
                                               thereof.

       5       Other Old Senior Note Claims    Impaired; the Old Senior Notes          100%
                                               shall be cancelled and holders on
                                               the Record Date of Allowed Other
                                               Old Senior Note Claims shall be
                                               paid in full, in Cash the amount
                                               of outstanding principal and
                                               unpaid interest owed in respect
                                               thereof on the Effective Date, or
                                               accreted value as of the
                                               Effective Date, as applicable.

       6       MCI WorldCom Claims and         Impaired; MCI WorldCom shall            92% (1)
               Interests                       receive the New Common Stock

       7       Indemnity Claims                Impaired; holders of Allowed             n/a
                                               Indemnity Claims will be entitled
                                               to assert such Claims against the
                                               Debtor, but only to the extent of
                                               the coverage available under any
                                               applicable directors' and
                                               officers' insurance.

       8       Old Common Stock Interests      Impaired; Old Common Stock         $1.32 per share
                                               Interests shall be cancelled and      (less the
                                               holders on the Record Date of     exercise price in
                                               Allowed Old Common Stock             the case of
                                               Interests shall receive a pro          certain
                                               rata share of $22,611,100 (less      exercisable
                                               the exercise price in the case of    options and
                                               certain options and warrants).        warrants)

       9       Other Equity Interests          Impaired; Other Equity Interests         0%
                                               shall be cancelled and the
                                               holders of such Other Equity
                                               Interests shall receive no
                                               distribution in respect thereof.

------------------------

(1)  Based upon an assumed total enterprise value of $420 million.

     On the Effective Date, the Company will have 1000 shares of common stock issued and outstanding, all of which will be owned by MCI WorldCom. No shares of common stock will be reserved for future issuance in respect of any claims or interests filed and allowed under the Amended Plan of Reorganization, as all such allowed claims and interests will receive cash payments.

     The following Unaudited Condensed Consolidated Balance Sheet of Wireless One, Inc. is as of July 31, 1999, as filed with the Bankruptcy Court:

                                                                         UNAUDITED
                                                                          7/31/99
                                                                       -------------
Current assets:

        Cash and cash equivalents                                        14,529,937
        Subscriber receivables, net                                       1,178,449
        Accrued interest and other receivables                              751,334
        Prepaid expenses                                                    483,949
                                                                       -------------
        Total current assets                                             16,943,669

Property and equipment, net                                              71,549,199
Intangibles, net                                                        115,467,277
Other assets                                                             15,125,705
                                                                       -------------
Total assets                                                            219,085,850
                                                                       =============
Liabilities not subject to compromise:
        Current maturities of long-term debt                              3,145,038
        Accounts payable                                                  1,799,225
        Deferred Revenue                                                  2,727,079
        Accrued expenses                                                  6,003,687
        Accrued interest                                                  1,855,258
                                                                       -------------

        Total current liabilities                                        15,530,287

Long-term debt, less current portion                                     54,506,375

Liabilities Subject to Compromise                                       323,510,784
                                                                       -------------

Total liabilities                                                       393,547,446
                                                                       -------------

Stockholders' equity:
        Preferred stock                                                      -
        Common stock                                                        169,585
        Additional paid-in capital                                      119,783,607
        Accumulated deficit                                            (294,414,788)
                                                                       -------------
        Total stockholders' equity                                     (174,461,596)
                                                                       -------------

Total liabilities and stockholders' equity                              219,085,850
                                                                       =============



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits.

          99.1 First Amended Plan of Reorganization, as Modified, dated October 22, 1999.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WIRELESS ONE, INC.,
                              a Delaware corporation


Date:  November 8, 1999       By:  /S/ THOMAS G. NOULLES
                                 Thomas G. Noulles
                                 Senior VP and General Counsel

                         EXHIBIT INDEX

EXHIBITS

(c)     Exhibits.

99.1    First Amended Plan of Reorganization, as Modified, dated October 22,
        1999.